UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2013

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

The following information is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

On January 15, 2013, Christopher & Banks Corporation (the “Company”) issued a press release disclosing the Company’s updated financial expectations for the fourth fiscal quarter ending February 2, 2013.

The press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K, is incorporated by reference herein, and should be read in conjunction with the registrant’s reports on Forms 10-K, 10-Q and 8-K, and other publicly available information, which contain other important information about the registrant.

In addition, furnished herewith as Exhibit 99.2, and incorporated by reference herein, is a copy of presentation materials to be used by the Company on January 15, 2013 in meetings with analysts and investors, and on January 16, 2013 at ICR’s 15th Annual ICR XChange Conference in Miami Beach, Florida.

Cautionary Statements.  This filing and the exhibits include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Important factors that could impair the Company’s business are disclosed in the “Risk Factors” contained in the Company’s 2012 Transition Report on Form 10-K filed with the Securities and Exchange Commission on April 12, 2012.  All forward-looking statements are expressly qualified in their entirety by such factors.  We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

99.1              Press release issued by the Company on January 15, 2013

99.2              Charting Our Path to Profitability presentation materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: January 15, 2013	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
January 15, 2013	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

99.1	Press release issued by the Company on January 15, 2013
99.2	Charting Our Path to Profitability presentation materials